UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 7, 2010
RESOLUTE ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34464 (Commission File Number)	27-0659371 (I.R.S. Employer Identification Number)

1675 Broadway, Suite 1950 Denver, CO (Address of principal executive offices)	80202 (Zip Code)
Registrant’s telephone number, including area code: 303-534-4600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
     On October 7, 2010, Resolute Energy Corporation (the “Company”) entered into Warrant Exercise and Stock Issuance Agreements (collectively, the “Warrant Exchange Agreements”) with affiliates of Pine River Capital Management L.P. (the “Pine River Affiliates”). Under the terms of the Warrant Exchange Agreements, the Pine River Affiliates will tender 4,384,108 of the Company’s publicly traded warrants with an exercise price of $13.00 per share (the “Public Warrants”) and $12,116,884 in cash to the Company and, in return, the Company will issue a total of 1,775,107 shares of its common stock, par value $0.0001 per share (the “Common Stock”).
     Pursuant to the terms of the Warrant Exchange Agreements, the Company will issue the 1,775,107 shares of Common Stock in the following manner. The Pine River Affiliates have agreed to exercise 932,068 of the Public Warrants in return for 932,068 shares (the “Warrant Exercise Shares”) of the Common Stock for an aggregate exercise price of $12,116,884. In addition, the Company has also agreed to exchange 3,452,040 Public Warrants held by the Pine River Affiliates for 843,039 shares (the “Warrant Exchange Shares”) of Common Stock. As a result, the warrant exercise and warrant exchange will result in the issuance of a total of 1,775,107 shares of Common Stock.
     The Warrant Exercise Shares will be offered, sold and issued pursuant to the Company’s registration statement on Form S-1 (No. 333-166142). The transactions contemplated by the Warrant Exchange Agreements are expected to close on or around October 22, 2010.
     The foregoing description of the Warrant Exchange Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Warrant Exchange Agreement, which is filed as Exhibit 10.1 hereto, which is incorporated by reference herein.

Item 3.02	Unregistered Sale of Equity Securities.
     The information contained in Item 1.01 of this report is incorporated by reference into this Item 3.02. The Warrant Exchange Shares will be offered, sold and issued pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 10.1	Form of Warrant Exercise and Stock Issuance Agreement, dated as of October 7, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 7, 2010

RESOLUTE ENERGY CORPORATION
By:	/s/ Michael N. Stefanoudakis
Michael N. Stefanoudakis
Senior Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Warrant Exercise and Stock Issuance Agreement, dated as of October 7, 2010